UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
JANUARY 7, 2000









        MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC.
           (FORMERLY AUSTIN LAND & DEVELOPMENT, INC.)
     (Exact name of registrant as specified in its charter)







Nevada                000-27189                   88-0398103
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)


(Address of principal executive offices)

Registrant's telephone number, including area code ()

Registrant's Attorney: Daniel G. Chapman, Esq., 2080 E. Flamingo
Rd., Suite 112, Las Vegas, (702) 650-5660

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On January 14, 2000, the Company signed a Letter of Intent to acquire all the issued and outstanding shares of Merlin Software Technologies, Inc. (MST), a developer of Linux software. Under the terms of the Letter of Intent, which was approved by the Company's Board of Directors on January 12, 2000, the Company will issue 7,900,000 shares of its common stock to the shareholders of MST in exchange for all of the issued and outstanding shares of MST. The agreement is contingent upon approval by the shareholders of MST. Management anticipates receiving approval by mid-April, at which time the acquisition will close.

ITEM 5.   OTHER EVENTS

On  January  7,  2000, the Company changed  its  name  to  Merlin
Software Technologies International, Inc.

On  January  10,  2000, the Company's common  stock  underwent  a
forward  stock  split  on  a  1.23468:1  basis  for  all   record
shareholders, increasing the then-issued and outstanding shares from 6,000,000 common shares to 7,408,080 common shares.

ITEM 6.   RESIGNATIONS OF REGISTRANTS' DIRECTORS

On January 12, 2000, the Company accepted the resignation of Eugene F. Koppenhaver as a member of the board of directors, effective immediately. Mr. Martin Holt was appointed to fill the vacancy left by Mr. Koppenhaver's resignation.

On January 12, 2000, the Company also accepted the resignations of Messrs. Douglas Ansell and Bruce N. Barton as member of the board of the directors, effective immediately. The remaining board member did not immediately fill the vacancies left by the resignation of Messrs. Ansell and Barton. Mr. Holt was also elected as President, Secretary, and Treasurer.

On January 19, 2000, Martin Holt appointed Messrs. Robert and Gary Heller to fill the vacancies previously left. The Company also decided to expand the board to a 4 member board and Ms. Shelley Montgomery was appointed to the board of directors to fill the vacancy created by the expansion of the board. Mr. Holt remained as a member of the board of directors.

On January 19, 2000, the Company accepted the resignation of Mr. Martin Holt as its President, Secretary and Treasurer, effective immediately. Mr. Robert Heller was elected as President, Mr. Gary Heller as Secretary and Ms. Shelley Montgomery as Treasurer.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

     a) Financial Statements of Merlin Software Technologies, Inc. are attached as an exhibit to this Form 8-K
b) Prior to the acquisition of Merlin Software Technologies, Inc., the Company was not operating and had no assets and no revenue during 1999. The pro-forma financial statements, which serve to state the results of 1999 as if the two companies had combined operations during 1999, therefore, will not differ in any material way from the audited financial statements of MST which are included as an exhibit to this Form 8-K. The Company has not, therefore, included separate pro-forma financial statements.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Merlin Software Technologies
                              International, Inc.



                           By:
                              Robert Heller, President



                           Date:















                         Merlin Software Technologies Inc.
                         (A Development Stage Company)
                         Financial Statements
                         For the period from June 25, 1999
                         (incorporation) to December 31, 1999
















                         Merlin Software Technologies Inc.
                         (A Development Stage Company)


                         Financial Statements


                         For the period from June 25, 1999
                         (incorporation) to December 31, 1999





                                                         Contents






Auditors' Report                                     2

Comments by Auditors for U.S. Readers On Canada-U.S.
Reporting Difference

Financial Statements

Balance Sheet                                        4

Statement of Changes in Capital Deficit              5

Statement of Operations                              6

Statement of Cash Flows                              7

Summary of Significant Accounting Policies           8 - 11

Notes to the Financial Statements                    12 - 15




                                                 Auditors' Report





To the Directors and Stockholders of
Merlin Software Technologies Inc.
(A Development Stage Company)

We have audited the Balance Sheet of Merlin Software Technologies Inc. (a development stage company) as at December 31, 1999, the Statements of Changes in Capital Deficit, Operations and Cash Flows for the period from June 25, 1999 (incorporation) to
December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1999 and the results of its operations and its cash flows for the period from June 25, 1999 (incorporation) to December 31, 1999 in accordance with accounting principles generally accepted in the United States.





/s/ BDO Dunwoody LLP
Chartered Accountants
Vancouver, Canada
February 18, 2000


















                            Comments by Auditors for U.S. Readers

                             On Canada-U.S. Reporting Differences





To the Directors and Stockholders of
Merlin Software Technologies Inc.
(A Development Stage Company)


In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in Note 1 to the financial statements. Our report to the stockholders dated February 18, 2000 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.





/s/ BDO Dunwoody LLP
Chartered Accountants
Vancouver, Canada
February 18, 2000



                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                                                    Balance Sheet



December 31                                        1999

Assets

Current
Cash                                               $717,19
                                                   5
Sales taxes recoverable                            18,667
Prepaid expenses                                   8,948

                                                   744,810

Fixed assets (Note 3)                              86,564

                                                   $831,37
                                                   4
Liabilities and Capital Deficit
Liabilities

Current
Accounts payable and accrued liabilities           $136,98
                                                   0
Demand loans payable (Note 4)                      210,000

                                                   346,980

Due to Merlin Software Technologies                675,000
International, Inc. (Note 5)
Loans payable (Note 6)                             130,000

                                                   1,151,9
                                                   80
Capital deficit
Share capital Authorized                           7,900
1,000,000 Preferred shares, par value $0.01
50,000,000 Common shares, par value $0.001
Issued 7,900,000 Common shares


Additional paid-in capital                         292,122
Deficit accumulated during the development stage   (616,62
                                                   8)

Reduction for initial contribution of              (4,000)
intellectual property

                                                   (320,60
                                                   6)

                                                   $831,37
                                                   4

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.





                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                          Statement of Changes in Capital Deficit

For the period from June 25, 1999 (incorporation) to December 31,
1999




             Common Stock   Addition  Reduction    Deficit     Total
             Shares Amoun         al        for  Accumulat   Capital
                   t        Paid-in    Initial  ed During   Deficit
                            Capital Contributi        the
                                         on of  Developme
                                    Intellectu   nt Stage
                                            al
                                      Property

Initial     4,000,0 $4,00        $-   $(4,000)         $-  $-
contributi       00     0
on of
intellectu
al
property
in July
1999

Private     3,400,0 3,400    30,600          -          -    34,000
placement        00
for cash
in July
1999at
$0.01 per
share

Private     500,000   500   249,500          -          -   250,000
placement
for cash
in August
1999 at
$0.50 per
share

Stock             -     -    12,022          -          -    12,022
option
compensati
on (Note
7)

Net loss          -     -         -          -  (616,628)  (616,628
for the                                                           )
period



Balance,    7,900,0 $7,90  $292,122   $(4,000)  $(616,628  $(320,60
end of           00     0                               )        6)
period

 The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.





                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                                          Statement of Operations



For the period from June 25, 1999 (incorporation)       1999
to December 31

Expenses
Depreciation                                          $7,964

General and administration                           268,042

Professional fees                                     64,907

Promotion and advertising                            180,312

Research and development                              98,329

                                                     619,554

Interest and other income                            (2,926)

Net loss for the period                             $616,628



Loss per share - basic and diluted                     $0.09

Weighted average shares outstanding                7,166,666


 The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.



                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                                          Statement of Cash Flows



For the period from June 25, 1999 (incorporation)        1999
to December 31

Cash provided by (used in)

Operating activities
Net loss for the period                            $(616,628)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities
Depreciation                                            7,964
(Increase) decrease in assets
Sales taxes recoverable                              (18,667)
Prepaid expenses and deposits                         (8,948)
Increase (decrease) in liabilities
Accounts payable and accrued liabilities              136,980

                                                    (487,277)

Financing activities
Proceeds on demand loans                              210,000

Issuance of common stock                              284,000

Advances from Merlin Software Technologies            675,000
International, Inc.

Proceeds on loans payable                             130,000

                                                    1,299,000

Investing activity
Purchase of fixed assets                             (94,528)

Increase in cash during the period and cash, end     $717,195
of period

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.





                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                       Summary of Significant Accounting Policies

December 31, 1999



Basis of             These    financial    statements     are
Presentation         expressed   in   US  dollars   and   are
                     prepared  in accordance with  accounting
                     principles  generally  accepted  in  the
                     United States.


                     The Company has selected December 31 as its fiscal year end.


Fixed Assets         Fixed  assets are carried at  cost  less
                     accumulated   depreciation.    Computers
                     are  depreciated using the straight-line
                     method over their estimated useful  life
                     of  three years.  Furniture and fixtures
                     and   trademarks  are  depreciated  over
                     their  estimated useful  lives  of  five
                     years.   Acquired internal use  software
                     is  capitalized and depreciated over its
                     estimated useful life of one year.


                     One half period's depreciation is taken in the period of acquisition.

Financial            The   Company's  financial   instruments
Instruments          consist    of    cash,    sales    taxes
                     recoverable,   accounts   payable    and
                     accrued  liabilities and loans  payable.
                     Unless    otherwise   noted,    it    is
                     management's  opinion that  the  Company
                     is  not exposed to significant interest,
                     currency  or  credit risks arising  from
                     these  financial instruments.  The  fair
                     value  of  cash, sales taxes recoverable
                     and   accounts   payable   and   accrued
                     liabilities approximates their  carrying
                     value,  unless  otherwise  noted,  since
                     they  are short-term in nature  or  they
                     are receivable or payable on demand.

                     It  is not practicable to determine  the
                     fair   value  of  amounts  advanced   by
                     Merlin       Software       Technologies
                     International, Inc. and other  long-term
                     loans.

Income Taxes         The  Company  follows the provisions  of
                     Statement    of   Financial   Accounting
                     Standards  ("SFAS") No. 109, "Accounting
                     for  Income  Taxes", which requires  the
                     Company   to   recognize  deferred   tax
                     liabilities and assets for the  expected
                     future  tax consequences of events  that
                     have  been  recognized in the  Company's
                     financial  statements  or  tax   returns
                     using the liability method.  Under  this
                     method,  deferred  tax  liabilities  and
                     assets  are  determined  based  on   the
                     temporary   differences   between    the
                     financial  statement  carrying   amounts
                     and  tax bases of assets and liabilities
                     using  enacted  rates in effect  in  the
                     years  in  which  the  differences   are
                     expected to reverse.





                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                       Summary of Significant Accounting Policies

December 31, 1999






Foreign Currency      Transactions  undertaken  in  currencies
Transactions          other  than the US dollar are translated
                      to  US  dollars using the exchange  rate
                      in  effect  as of the transaction  date.
                      Monetary    assets    and    liabilities
                      denominated  in  foreign currencies  are
                      then translated to US dollars using  the
                      period  end  rate.  Any  exchange  gains
                      and   losses   are   included   in   the
                      Statement of Operations.

Loss Per Share        Loss  per  share is computed  in  accordance
                      with  SFAS  No. 128, "Earnings  Per  Share".
                      Basic  loss  per  share  is  calculated   by
                      dividing  the net loss available  to  common
                      stockholders by the weighted average  number
                      of   common  shares  outstanding   for   the
                      period.    Diluted   earnings   per    share
                      reflects    the   potential   dilution    of
                      securities  that could share in earnings  of
                      an   entity.   In  loss  periods,   dilutive
                      common  equivalent shares  are  excluded  as
                      the  effect  would be anti-dilutive.   Basic
                      and  diluted earnings per share are the same
                      for the periods presented.


                      For   the  period  from  June  25,  1999
                      (incorporation)  to December  31,  1999,
                      total stock options of 761,000 were  not
                      included  in the computation of  diluted
                      earnings  per share because  the  effect
                      was anti-dilutive.


Stock Based           The     Company    applies    Accounting
Compensation          Principles  Board  ("APB")  Opinion  No.
                      25,  "Accounting  for  Stock  Issued  to
                      Employees",  and related interpretations
                      in  accounting  for stock option  plans.
                      Under  APB  25,  compensation  cost   is
                      recognized for stock options granted  at
                      prices  below  the market price  of  the
                      underlying common stock on the  date  of
                      grant.


                      SFAS    No.    123,   "Accounting    for
                      Stock-Based Compensation", requires  the
                      Company     to     provide     pro-forma
                      information regarding net income  as  if
                      compensation  cost  for  the   Company's
                      stock  option  plan had been  determined
                      in  accordance with the fair value based
                      method prescribed in SFAS No. 123.






                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                       Summary of Significant Accounting Policies

December 31, 1999




Software Development
Costs                 In  accordance with SFAS No. 86, "Accounting
                      for  the  Cost  of Computer Software  to  be
                      Sold,   Leased,   or  Otherwise   Marketed",
                      development  costs incurred in the  research
                      and  development  of new  software  products
                      are     expensed    as    incurred     until
                      technological feasibility in the form  of  a
                      working  model  has  been  established.   To
                      December  31,  1999, the Company's  software
                      development  is  in progress and  commercial
                      feasibility  had  not yet been  established.
                      Accordingly, all software development  costs
                      (consisting  of amounts paid or  payable  to
                      consultants)  have  been  charged   to   the
                      accompanying statement of operations.


Revenue Recognition   Product   revenues  from  the  sale   of
                      Linux-based   software    is    to    be
                      recognized  upon shipment,  except  that
                      an  amount  representing  the  value  of
                      future  services including upgrades  and
                      customer  support will be  deferred  and
                      recognized on a pro-rata basis over  the
                      terms  of the contracts.  In absence  of
                      revenue  history  providing  information
                      as  to  the extent of services  provided
                      beyond  the  point of sale, the  Company
                      will  defer  half of sales  proceeds  on
                      such  arrangements  and  recognize   the
                      revenue over the term of the contracts.


Use of Estimates      The  preparation of financial statements
                      in  conformity  with generally  accepted
                      accounting      principles      requires
                      management   to   make   estimates   and
                      assumptions  that  affect  the  reported
                      amounts  of  assets and liabilities  and
                      disclosure  of  contingent  assets   and
                      liabilities   at   the   date   of   the
                      financial  statements and  the  reported
                      amounts of revenues and expenses  during
                      the   period.    Actual  results   could
                      differ from those estimates.


Comprehensive Income  SFAS  No.  130, "Reporting Comprehensive
                      Income",   establishes   standards   for
                      reporting     and    presentation     of
                      comprehensive  income   (loss).     This
                      standard  defines  comprehensive  income
                      as   the   changes  in  equity   of   an
                      enterprise  except those resulting  from
                      stockholder                transactions.
                      Comprehensive loss for the  period  from
                      June   25,   1999   (incorporation)   to
                      December 31, 1999 equalled the net  loss
                      for the period.






                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                       Summary of Significant Accounting Policies

December 31, 1999




New Accounting
Pronouncements        In  June 1998, SFAS No. 133, "Accounting for
                      Derivative    Instruments    and     Hedging
                      Activities",  was  issued.   SFAS  No.   133
                      required   companies   to   recognize    all
                      derivatives  contracts as either  assets  or
                      liabilities  on  the balance  sheet  and  to
                      measure  them  at  fair value.   If  certain
                      conditions  are  met, a  derivative  may  be
                      specifically  designated  as  a  hedge,  the
                      objective  of which is to match  the  timing
                      of  gain  or loss recognition on the hedging
                      derivative with the recognition of  (i)  the
                      changes  in  the fair value  of  the  hedged
                      asset or liability that are attributable  to
                      the  hedged risk or (ii) the earnings effect
                      of  the hedged forecasted transaction.   For
                      a  derivative  not designated as  a  hedging
                      instrument,  the gain or loss is  recognized
                      in  income  in  the period of change.   SFAS
                      No.   133   is  effective  for  all   fiscal
                      quarters  of  fiscal years  beginning  after
                      June 15, 2000.


                      Historically,   the  Company   has   not
                      entered   into   derivatives   contracts
                      either  to hedge existing risks  or  for
                      speculative purposes.  Accordingly,  the
                      Company does not expect adoption of  the
                      new  standards  on January  1,  2001  to
                      affect its financial statements.









                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                                Notes to the Financial Statements

December 31, 1999


1. Nature of Business and Continued Operations

   The Company was incorporated in the state of Nevada on June 25, 1999 for the purpose of the development of Linux-based software utilities and other business management software. In January 2000, the Company's principal stockholders entered into a letter of intent with Merlin Software Technologies International, Inc. ("Merlin Pubco", formerly Austin Land & Development, Inc.) (Note 2), an inactive Nevada company, which would result in the Company becoming a wholly-owned subsidiary of Merlin Pubco. The common stock of Merlin Pubco is traded on the National Association of Securities Dealers Over-the-Counter Bulletin Board ("NASD OTC:BB") and was registered with the Securities and Exchange Commission in the United States.


   These accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As at December 31, 1999, the Company has recognized no revenue and has accumulated operating losses of $616,628 since incorporation. The continuation of the Company is dependent upon the conclusion of the share exchange with Merlin Pubco and the continuing financial support of creditors and stockholders and obtaining long-term financing as well as the successful development of the Company's software and achieving a profitable level of operations. Management plans to raise equity capital to finance the operations and capital requirements of the Company. It is management's intention to raise new equity financing of approximately $25 million within the upcoming year. Amounts raised will be used to further development of the Company's product, to provide financing for the marketing and promotion of its products, to secure products and for other working capital purposes including hardware and software upgrades. While the Company is expending its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations.


   These  conditions raise substantial doubt about the  Company's
   ability  to  continue  as  a going concern.   These  financial
   statements do not include any adjustments that might arise from this uncertainty.




2. Reverse Acquisition of Merlin Pubco

   On January 14, 2000, the Company's principal stockholders signed a letter of intent with Merlin Pubco, an inactive Nevada company whose common stock trades on the NASD OTC:BB. The letter of intent will form the basis for a share exchange agreement with the parties subject to the satisfaction of certain specified conditions. Terms of the agreement have Merlin Pubco acquiring all of the issued and outstanding shares of the Company at the closing date in exchange for an equal number of shares in Merlin Pubco. Merlin Pubco will also exchange stock options and warrants outstanding in the Company for commitments to issue its stock under similar terms to those existing in the Company.




                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                                Notes to the Financial Statements

December 31, 1999





2. Reverse Acquisition of Merlin Pubco  - Continued

   The transaction will be accounted for as a recapitalization of the Company using accounting principles applicable to reverse acquisitions. Following reverse acquisition accounting, financial statements subsequent to the closing date will be presented as a continuation of the Company. The net book value of the net assets of Merlin Pubco at December 31, 1999 was $Nil as Merlin Pubco has been inactive since its incorporation in 1995. Accordingly, the value assigned to common stock issued by Merlin Pubco for the acquisition of the Company is expected to be $Nil.




3. Fixed Assets



                                         Accumulate Net Book
                                                  d
                                   Cost  Depreciati Value
                                                 on


Computer hardware               $46,567      $3,880  $42,687

Furniture and fixtures           36,516       1,826   34,690

Computer software                 8,428       2,107    6,321

Trademarks                        3,017         151    2,866

                                $94,528      $7,964  $86,564




4. Demand Loans Payable

   To December 31, 1999, the Company received unsecured, non-interest bearing demand bridge loans totalling $210,000 from subscribers to a private placement in Merlin Pubco. On January 5, 2000, a further $80,000 was advanced to the Company by these subscribers. The demand loans were repaid later in January 2000.




                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                                     Notes to the Financial Notes

December 31, 1999


5. Due to Merlin Software Technologies International, Inc.

   In December 1999, the Company received $675,000 from Merlin Pubco out of the proceeds of a $1.275 million private placement expected to be completed in 2000. The amounts were advanced on an unsecured, non-interest bearing basis with no specific terms of repayment. The remaining $600,000 from this private placement was advanced to the Company by Merlin Pubco in January 2000 under similar terms.




                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                                Notes to the Financial Statements

December 31, 1999





6. Loans Payable

   Additional amounts advanced to the Company were loaned on a non-interest bearing basis without security and with no specific terms of repayment. The Company has agreed with the lenders to settle the indebtedness with the issuance of 86,667 units of the Company. Each unit consists of one share of common stock and a warrant to purchase one share of common stock at a price of $2 per share until expiry in March 2002.



7. Stock Options

   On November 1, 1999, the Company's Board of Directors approved the Company's 1999 Stock Option Plan. The Plan provides for the granting of stock options to key employees and consultants to purchase up to 3,000,000 common shares of the Company. Under the Plan, the granting of incentive and non-qualified stock options, exercise prices and terms are determined by the Company's Board of Directors. For incentive options, the exercise price shall not be less than the fair market value of the Company's common stock on the grant date. (In the case of options issued to an employee who owns stock possessing more than 10% of the voting power of all classes of the Company's stock on the date of grant, the option price must not be less than 110% of the fair market value of common stock on the grant date.). Options granted are not to exceed terms beyond ten years (5 years in the case of an incentive stock option granted to a holder of 10 percent of the Company's common stock). Unless otherwise specified by the Board of Directors, stock-options shall vest at the rate of 25% per year starting one year following the granting of options.


   In 1999, the Company's Board of Directors approved the granting of 931,000 stock options with an exercise price of $1 per share and expiring in 2001. At December 31, 1999, 761,000 stock options were granted and remained outstanding of which 387,800 were exercisable on that date. Subsequent to December 31, 1999, the Company granted a further 20,000 options under the same terms and entered into an employment agreement committing to grant 150,000 options under the same terms. The options granted vest over periods from the date of grant to 12 months subsequent to commencement of services.


Pro-forma information regarding Net Loss and Loss per Share is required under SFAS No. 123, and has been determined as if the Company had accounted for its stock options under the fair value method of SFAS No. 123. The fair value of options granted in the period ended


                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                                Notes to the Financial Statements

December 31, 1999


   December 31, 1999 was $0.08. The fair value of these options was estimated at the date of the grant using a Black-Scholes option pricing model with the following assumptions: no dividends, a risk-free interest rate of 5.45%, volatility factor of the expected market price of the Company's common stock of 0.001 and a weighted average expected life of the options of 18 months.


   Under the accounting provisions of SFAS No. 123, the Company recorded in general and administration expense for 1999 an amount of $12,022 representing the value of options granted to consultants during the period. Additionally, the Company's Net Loss and Loss per Share on a pro-forma basis would be approximately $659,000 and $0.09 for the period from June 25, 1999 (incorporation) to December 31, 1999.




                                Merlin Software Technologies Inc.
                                    (A Development Stage Company)
                                Notes to the Financial Statements

December 31, 1999


8. Income Taxes

   The tax effects of temporary differences that give rise to the Company's deferred tax asset are as follows:

                                                         1999


Tax loss carryforwards                               $210,000
Valuation allowance                                 (210,000)

                                                           $-


   The provision for income taxes differs from the amount estimated using the federal statutory income tax rate as follows:

                                                         1999


Provision (benefit) at federal statutory rate       $(210,000
                                                            )
Increase in valuation allowance                       210,000

                                                           $-


   The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and this causes a change in management's judgement about the recoverability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income.


   At December 31, 1999, the Company had losses available for income tax purposes of approximately $610,000 which will expire in 2019.